 PROSPECTUS

March 1, 1999

T. Rowe Price Summit Funds - Taxable Income

 Money market, corporate bond, and government mortgage funds for investors seeking income.


 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
(T. ROWE PRICE RAM LOGO)

T. Rowe Price Summit Funds, Inc.
Prospectus


March 1, 1999


1             ABOUT THE FUNDS
              Fund, Market, and Risk Characteristics      1
              ---------------------------------------------
              Other Information About the Funds           7
              ---------------------------------------------
              Some Basics of Fixed Income Investing       8
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               11
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    12
              ---------------------------------------------
              Transaction Procedures and                 14
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                18
              ---------------------------------------------
              Understanding Performance Information      19
              ---------------------------------------------
              Investment Policies and Practices          21
              ---------------------------------------------
              Financial Highlights                       32
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       35
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      35
              ---------------------------------------------
              Purchasing Additional Shares               37
              ---------------------------------------------
              Exchanging and Redeeming                   37
              ---------------------------------------------
              Rights Reserved by the Funds               39
              ---------------------------------------------
              Information About Your Services            40
              ---------------------------------------------
              T. Rowe Price Brokerage                    42
              ---------------------------------------------
              Investment Information                     43
              ---------------------------------------------




 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion for more than seven million individual and institutional investor accounts as of December 31, 1998.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their investment objectives, strategies, and potential risks.


 What is each fund's objective?

   Cash Reserves Fund The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

   Limited-Term Bond Fund The fund seeks a high level of income consistent with moderate fluctuations in principal value.

   GNMA Fund The fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.


 What is each fund's principal investment strategy?


   Cash Reserves Fund The fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities of U.S. and foreign issuers. The fund's average weighted maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

   Limited-Term Bond Fund The fund invests at least 65% of total assets in short- and intermediate-term bonds. There are no maturity limitations on individual securities purchased, but the fund's dollar-weighted average effective maturity (discussed later in this section) will not exceed five years. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than would be true of a fund targeting a stated maturity or maturity range.


   At least 90% of the fund's portfolio will consist of investment-grade securities rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or the equivalent from T. Rowe Price when other ratings are not available. In an effort to enhance yield, up to 10% of assets can be invested in below-investment-grade securities, commonly referred to as "junk" bonds, including those with the lowest rating. These holdings may include

T. ROWE PRICE
   mortgage-backed securities, derivatives, and foreign investments. The fund's income level should be higher than the money fund's, but its share price will vary.

   Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the manager may seek longer-term securities (within the fund's program) that would provide higher yields and appreciation potential. And if, for instance, the economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.

   GNMA Fund We will invest at least 65% of total assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent "pools" of mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Mortgage lenders pool individual home mortgages to back a certificate or bond, which is then sold to investors. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. GNMAs generally offer higher yields than Treasuries of similar maturity, for reasons explained in the next section. The GNMA guarantee does not apply in any way to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.


   Up to 35% of assets can be invested in other types of high-quality securities (AAA or AA), which are not guaranteed by the U.S. government, such as privately issued mortgage securities and corporate bonds. The fund may also purchase derivatives. The fund's effective maturity generally will vary between three and 12 years and will be influenced by principal prepayments of GNMA and other mortgage-backed securities.

   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates are expected to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to Treasury notes or bonds, which may appreciate in that environment.

 Table 1  Differences Among Funds
                                  Credit-Quality                     Expected Share      Expected Average
  Fund                            Categories              Income     Price Fluctuation   Maturity
  Cash Reserves                   Two highest             Lowest     Stable              90 days or less
                                 ---------------------------------------------------------------------------
  Limited-Term Bond               Primarily four          Moderate   Moderate            1 to 5 years
                                  highest
                                 ---------------------------------------------------------------------------
  GNMA                            Two highest             Highest    Higher              3 to 12 years
 ----------------------------------------------------------------------------------------------------------------

RUNNING H/F 1

   The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality, or to shift assets into higher-yielding securities.

  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   Cash Reserves Fund

   Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   GNMA and Limited-Term Bond Funds
  . Interest rate risk This is the decline in bond prices that accompanies a rise in the overall level of interest rates, as shown in Table 4 in this section. This is the major source of risk for investors in these funds. However, because short-term bond funds are less sensitive to interest rate increases or decreases than longer-term bond funds, price volatility for the Limited-Term Bond Fund is expected to be relatively modest. Interest rate risk also will be greater for the GNMA Fund to the extent it invests in the forward market.


  . Credit risk This is the chance that any of the funds' holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the Limited-Term Bond Fund's overall credit quality is high, its medium-quality securities are more susceptible to adverse economic conditions. The fund's investments in junk bonds should, and some of its BBB securities may also, be regarded as speculative.The GNMA Fund's exposure to credit risk is significantly less since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government. The remaining 35% of assets are high quality but not necessarily government backed.

  . The funds may continue to hold a security that has been downgraded after purchase.

  . Prepayment risk and extension risk Because each fund can invest in mortgage-backed securities, it has special risks related to changing interest rates. These risks should generally be significantly more pronounced for the GNMA Fund. A mortgage-backed bond, unlike most other bonds, can be hurt when interest

T. ROWE PRICE
   rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, can reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.


   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  . Derivatives risk Shareholders are also exposed to the possibility that our investments in these complex and volatile instruments could affect each fund's share price. In addition to CMOs and better-known instruments such as futures and options, other derivatives used in limited fashion by the funds include interest-only (IO) and principal-only (PO) securities known as "strips." The value of these instruments is derived from underlying securities such as mortgage-backed bonds. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.

   Cash Reserves and Limited-Term Bond Funds

  . Foreign investing risk To the extent each fund holds foreign bonds, it will be subject to special risks whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund's share price. Currency risk affects each fund to the extent that it holds nondollar foreign bonds.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.


  . The yield of each fund will fluctuate with changing market conditions and interest rate levels. The bond funds' share prices will fluctuate as interest rates change, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. These funds may be appropriate for you if you seek higher yields for the fixed income portion of your portfolio and can meet the funds' $25,000 initial purchase requirement. Use the table entitled Differences Among Funds, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the

RUNNING H/F 1
   money fund is designed to provide principal stability, which makes it a good choice for you if the stability and accessibility of your investment are more important than the opportunity for higher income or total return. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider a longer-term bond fund. The funds may be used for both regular and tax-deferred accounts, such as IRAs.

  . The bond funds should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?


   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown in the following charts by the best and worst calendar quarter returns during the years depicted in the charts.



 SUMMIT Cash Reserves Fund
Calendar Year Total
Returns
  1994                     4.02%
  1995                     5.71
  1996                     5.17
  1997                     5.34
  1998                     5.33
 -----------------------------------------




                                       Quarter ended     Total return

 Best quarter                          6/30/95               1.44%
 Worst quarter                       3/31/94               0.74%



 SUMMIT Limited-Term
Bond Fund Calendar Year
Total Returns
  1994                   -3.15%
  1995                   10.17
  1996                   3.91
  1997                   7.16
  1998                   7.00
 -------------------------------------




                                     Quarter ended     Total return

 Best quarter                         9/30/98               3.66%
 Worst quarter                      3/31/94                -2.22%



 SUMMIT GNMA Fund
Calendar Year Total
Returns
  1994               -2.25%
  1995               17.76
  1996               3.36
  1997               9.77
  1998               6.97
 ----------------------------------

T. ROWE PRICE
                                       Quarter ended     Total return

 Best quarter                          3/31/95               5.36%
 Worst quarter                      3/31/96                -1.96%

 Table 2  Average Annual Total Returns
                                              Periods ended December 31, 1998
                                      1 year  5 years  Since inception  Inception date
                                      -------------------------------------------------------

  Cash Reserves Fund                  5.33%    5.11%         5.04%         10/29/93
  Lipper Money Market Funds Average   4.84     4.77        4.70 /a/

                                      --------------------------------------------------
  Limited-Term Bond Fund              7.00%    4.92%         5.16%         10/29/93
  Merrill Lynch 1-5 Year Corporate
  Government Index                    7.68     6.28        6.12 /a/
  Lipper Short-Intermediate
  Investment Grade Debt Funds         6.60     5.58        5.39 /a/
  Average
                                      --------------------------------------------------
  GNMA Fund                           6.97%    6.91%         6.96%         10/29/93
  Salomon GNMA Index
                                      6.82     7.31        7.19 /a/
  Lipper GNMA Funds Average           6.47     6.51        6.33 /a/

 --------------------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any. The Cash Reserves Fund's $1.00 share price is not guaranteed.

  /a/                             Since 10/31/93.




 What fees or expenses will I pay?


   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   Each T. Rowe Price Summit Fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

 Table 3  Fees and Expenses of the Funds
                                                                                     Annual fund operating expenses

                                                                              (expenses that are deducted from fund assets)

                                                                                                                    Total
                                                                                                                    annual
                                                                                                                     fund
                                                                                                                  operating
                                                                        Management fee                             expenses
                                                                              /a/          Other expenses            /a/


  Cash Reserves                                                              0.45%              0.00%               0.45%
  Limited-Term Bond                                                          0.55%              0.00%               0.55%
  GNMA                                                                       0.60%              0.00%               0.60%
 -----------------------------------------------------------------------------------------------------------------------------------


 /a/ The management fee includes operating expenses.

RUNNING H/F 1

   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

     Fund

     Cash Reserves                                      $46      $144      $252       $567
     Limited-Term Bond                                   56       176       307        689
     GNMA                                                61       192       335        750
    -----------------------------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?

  . Cash Reserves Fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible income available from low-risk, short-term securities.

  . Limited-Term Bond Fund's income level should generally be above that of a money market fund, but less than that of a long-term bond fund. Its share price should fluctuate less than a longer-term bond fund. The manager seeks to adjust the fund's weighted average maturity to increase total returns when interest rates fall and to minimize the effects of rising rates.

  . GNMA Fund's emphasis on mortgage-backed bonds is designed to offer higher income than is available from U.S. Treasury securities without any decrease in credit quality. In addition, when interest rates rise, GNMAs may have better overall returns than Treasury and corporate issues, although they may not do as well when rates decline.


 How do the Summit Funds achieve their low-cost advantage?

   The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit Fund is high. Since shareholder recordkeeping costs - a substantial portion of fund expenses - are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid, as explained previously, so lower costs result in higher dividends for Summit Fund shareholders.

T. ROWE PRICE
 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is there other information I can review before making a decision?


   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.


 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

RUNNING H/F 1
 What is meant by a bond fund's maturity?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities normally use the effective, rather than stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.

 Table 4  How Interest Rates May Affect Bond Prices
                                                                                    Price per $1,000 of bond face value if interest
  Bond maturity                                                        Coupon                           Increase
                                                                                             1 point                  2 points


  1 year                                                                  %                    $990                     $981
  5 years                                                                 4.54                  957                      916
  10 years                                                                    4.66              924                      856
  30 years                                                                                      863                      753
 -----------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE

 The table reflects yields on Treasury securities as of December 31, 1998. The table may not be as representative of price changes for other types of bonds, including mortgage-backed securities, because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

   Since the average effective maturity of bonds held by the Limited-Term Bond Fund is expected to be no more than five years, the fund's share price, like the value of the underlying bonds in its portfolio, should fluctuate less than a fund that holds bonds with longer average effective maturities. If mortgage prepayments should accelerate in a falling interest rate environment, GNMA securities may appreciate less than shown in the example above. The amount of appreciation would depend on the characteristics of the mortgages, such as their coupon or maturity.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for the funds is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares. Amortized cost is used to value money fund securities.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you are exchanging into another fund, your purchase order will be priced at that fund's NAV on the fifth business day after the exchange. If you are exchanging into a bond or money fund, your new investment will not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of

RUNNING H/F 1
   redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

   Capital gains
  . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.

   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.
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T. ROWE PRICE
   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.


   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividend, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

RUNNING H/F 1
   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.

T. ROWE PRICE
  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $10,000. If your balance is below $10,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:
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RUNNING H/F 1
  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Summit Funds, Inc. (the "corporation") was incorporated in Maryland in 1993 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, the corporation consists of three series: the Summit Cash Reserves Fund, the Summit Limited-Term Bond Fund, and the Summit GNMA Fund, each of which represents a separate class of shares and has different objectives and investment policies. Each of the Summit Funds was established in 1993.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

RUNNING H/F 1
 Who runs the funds?

   General Oversight

   The corporation is governed by a Board of Directors that meets regularly to review each fund's investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that a majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The Investment Advisory Committees comprise the following members:

  . Cash Reserves Fund  Edward A. Wiese, Chairman, Patrice Berchtenbreiter Ely,
   Brian E. Burns, Robert P. Campbell, James M. McDonald, Joan R. Potee, Robert
   M. Rubino, and Gwendolyn G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . Limited-Term Bond Fund  Edward A. Wiese, Chairman, Robert P. Campbell,
   Christy M. DiPietro, Charles B. Hill, Cheryl A.Mickel, Robert M. Rubino, Thomas E. Tewksbury, and Gwendolyn G. Wagner. Mr. Wiese joined T. Rowe Price in 1984 and has been managing investments since 1985.

  . GNMA Fund  Deborah L. Boyer, Chairman, Connice A. Bavely, Heather R. Landon,
   James M. McDonald, Edmund M. Notzon, and Gwendolyn G. Wagner. Ms. Boyer joined T. Rowe Price in 1996, and from 1993 - 1996 was an assistant vice president and government bond trader for First Chicago Capital Markets.

   The Management Fee

   Each fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets. The funds calculate and accrue the fee daily. The fees for the funds for their most recent fiscal years were 0.45% for Cash Reserves, 0.55% for Limited-Term Bond, and 0.60% for GNMA.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.

T. ROWE PRICE
 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

RUNNING H/F 1
 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities each fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The funds' investment programs are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   Each fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the bond funds are not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about a fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on each bond fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities


   In seeking to meet their investment objectives, the funds may invest in any type of security or instrument whose investment characteristics are consistent with the funds' investment programs. For the bond funds, but not the money fund, these investments may include potentially high-risk derivatives (described in this section). The following pages describe various types of portfolio securities and investment management practices of the funds.

   Fundamental policy A fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the voting securities

T. ROWE PRICE
   of the issuer would be held by the fund. These limitations do not apply to a fund's purchases of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   Operating policy (money fund only) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Bonds
   A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Money Market Securities
   The main types of money market securities in which the funds can invest are:

  . Commercial paper Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

  . Treasury bills Debt obligations sold at discount and repaid at face value by the U.S. Treasury. Bills mature in one year or less and are backed by the full faith and credit of the U.S. government.

  . Certificates of deposit Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

RUNNING H/F 1
  . Repurchase agreements Contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

  . Banker's acceptances Bank-issued commitments to pay for merchandise sold in the import/export market.

  . Agency notes Debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

  . Medium-term notes Unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

  . Bank notes Unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

   Derivatives
   A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of potential risks and rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as stripped mortgage securities and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with each fund's objective, policies, and overall risk profile described in this prospectus. We use derivatives in situations where they may enable each fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently and at a lower cost, or adjust duration.

   The bond funds will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolios to be more volatile than 1) an intermediate-term investment-grade bond for the Limited-Term Bond Fund; or 2) a long-term investment-grade bond for the GNMA Fund.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may

T. ROWE PRICE
   change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on each fund's investment in these securities.

   Mortgage-Backed Securities (bond funds)

   The funds may invest in a variety of mortgage-backed securities, which include:

  . GNMA Certificates GNMA certificates evidence interests in a pool of underlying mortgages with a maximum life of 15 or 30 years. However, due to both scheduled and unscheduled principal payments, GNMA certificates have a shorter average life and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average life of a particular GNMA pool. However, it is standard industry practice to treat new issues of GNMA certificates as 30-year mortgage-backed securities having an average life of no greater than 12 years. Because the expected average life is a better indicator of the maturity characteristics of GNMA certificates, principal volatility and yield may be more comparable to 10-year Treasury bonds.

  . GNMA Project Pass-Through Securities These securities are issued by GNMA for multifamily projects, i.e., low to moderate income housing, nursing homes, apartment rehabilitation, housing for the elderly or handicapped, and the like. Unlike GNMA "modified pass-through certificates," these bonds provide call protection for a term stated in the issue. The project loans can be made to either private enterprise or nonprofit groups. There are penalties assessed for prepayments during the call-protected period, creating a disincentive for early prepayment. These bonds incorporate the same standardized procedures as single-family pass-through certificates, and full and timely payment of principal and interest is guaranteed by GNMA.

   Operating policy The GNMA Fund will invest at least 65% of its assets in GNMA mortgage-backed securities.

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

   Operating policy The Limited-Term Bond and GNMA Funds may invest up to 20% and 30% of their assets, respectively, in CMOs.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments

RUNNING H/F 1
   generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the funds' investments in CMOs, IOs, or POs will be successful, and the funds' total returns could be adversely affected as a result.

   Operating policy The bond funds may invest up to 10% of their total assets in stripped mortgage securities.

   Hybrid Instruments (bond funds)
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the funds to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the funds.

T. ROWE PRICE
  . Hybrids can have volatile prices and limited liquidity, and their use by the funds may not be successful.

   Operating policy The bond funds may invest up to 10% of their total assets in hybrid instruments.

   High-Yield, High-Risk Investing (Limited-Term Bond Fund)
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

   Operating policy The Limited-Term Bond Fund will not purchase a non-investment-grade debt security (or junk bond) if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The bond funds may invest up to 15% of their net assets (10% for the money fund) in illiquid securities.

   Foreign Securities (Cash Reserves and Limited-Term Bond Funds)
   The Limited-Term Bond Fund may invest in foreign securities, including nondollar-denominated securities traded outside of the U.S. The Cash Reserves and Limited-Term Bond Funds may invest without limitation in dollar-denominated securities of foreign issuers. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and

RUNNING H/F 1
   regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). To the extent the funds invest in developing countries, these risks are increased.

   Operating policy The Limited-Term Bond and Cash Reserves Funds may invest without limitation in U.S. dollar-denominated debt securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The Limited-Term Bond Fund may invest up to 10% of its total assets (excluding reserves) in non-U.S. dollar-denominated fixed income securities principally traded in financial markets outside the U.S.


 Types of Management Practices

   Reserve Position (bond funds)
   Each fund will hold a certain portion of its assets in money market reserves. Each fund's reserve position is expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the funds may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Futures and Options (bond funds)

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a

T. ROWE PRICE
   predetermined price in the future. Each fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; as a cash management tool; and to adjust portfolio duration. The funds may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower each fund's total return, and the potential loss from the use of futures can exceed each fund's initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each fund's net asset value. Options on securities: The total market value of securities against which each fund writes call or put options may not exceed 25% of its total assets. Each fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Interest Rate Swaps (bond funds)
   The funds may enter into various interest rate transactions (a type of potentially high-risk derivative investment), such as interest rate swaps and the purchase or sale of interest rate caps, collars, and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

   Operating policy The bond funds may invest up to 10% of their total assets in interest rate swaps.

   Managing Foreign Currency Risk (Limited-Term Bond Fund)
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these contracts to create a synthetic bond - issued by a U.S. company, for example, but with the dollar component transformed into a foreign currency. If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Operating policy The Limited-Term Bond Fund will not commit more than 10% of its total assets to forward currency contracts.

RUNNING H/F 1
   Lending of Portfolio Securities
   Like other mutual funds, each fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, each fund could experience delays in recovering its securities and possibly capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities (all funds) and Forwards (bond funds)
   The funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on each fund's investment in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent each fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover (bond funds)
   Although the funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs and result in additional taxable gains. The Limited-Term Bond and GNMA Funds' annualized portfolio turnover rates for the fiscal years ended October 31 are listed in Table 5.

 Table 5  Portfolio Turnover Rates
  Fund                              1996      1997      1998
  Summit Limited-Term Bond Fund    116.1%     74.5%     52.0%
  Summit GNMA Fund                 136.1     111.8      83.8
 ---------------------------------------------------------------




   Bond Ratings and High-Yield Bonds
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

T. ROWE PRICE

   Table 6 shows the rating scale used by the major rating agencies, and Table 7 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 6  Ratings of Corporate Debt Securities
                                                                        Moody's           Standard
                                                                        Investors         & Poor's      Fitch
                                                                        Service, Inc.     Corporation   IBCA, Inc.             Defin

                                                                        ------------------------------------------------------------
  Long Term                                                              Aaa               AAA           AAA                    High
                                                                                                                                qual
                                                                        ------------------------------------------------------------
                                                                         Aa                AA            AA                     High
                                                                                                                                qual
                                                                        ------------------------------------------------------------
                                                                                                                                Uppe
                                                                         A                 A             A                      medi
                                                                                                                                grad
                                                                        ------------------------------------------------------------
                                                                         Baa               BBB           BBB                    Medi
                                                                                                                                grad
                                                                        ------------------------------------------------------------
                                                                         Ba                BB            BB                     Spec
                                                                        ------------------------------------------------------------
                                                                         B                 B             B                      High
                                                                                                                                spec
                                                                        ------------------------------------------------------------
                                                                                                                                Vuln
                                                                         Caa               CCC, CC       CCC, CC                to
                                                                                                                                defa
                                                                        ------------------------------------------------------------
                                                                                                                                Defa
                                                                         Ca                C             C                      is
                                                                                                                                immi
                                                                        ------------------------------------------------------------
                                                                                                                                Prob
                                                                                                                                in
                                                                         C                 D             DDD, DD, D             defa
                                                                        Moody's                         S&P
  Commercial                                                             P-1      Superior quality       A-1+   Extremely strong
  Paper                                                                                                  A-1    quality
                                                                                                                Strong quality



                                                                        ------------------------------------------------------------
                                                                         P-2      Strong quality         A-2    Satisfactory quality


                                                                        ------------------------------------------------------------
                                                                         P-3      Acceptable quality     A-3    Adequate quality
                                                                                                         B      Speculative quality
                                                                                                         C      Doubtful quality



 -----------------------------------------------------------------------------------------------------------------------------------



 Table 7  Explanation of Quality Ratings
                                        Bond
                                        Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
 -------------------------------------------------------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and repay principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and repay principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and repay principal is
                                                   considered to be strong, but may be more
                                                   vulnerable to adverse changes in
                                                   economic conditions and circumstances
                                                   than higher-rated bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and repay
                                                   principal is considered adequate.
                                                   Unfavorable changes in economic
                                                   conditions and circumstances are more
                                                   likely to adversely affect these bonds
                                                   and impair timely payment. The
                                                   likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to repay interest and repay
                                                   principal in accordance with the terms
                                                   of the obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

RUNNING H/F 1



 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.


   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and

T. ROWE PRICE
   markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 8, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

 Table 8  Financial Highlights
                                    10/29/93
                                     through                Year ended October 31
                                    10/31/94
  Cash Reserves Fund               -------------  1995       1996        1997          1998
 ----------------------------------             ------------------------------------------------

  Net asset value,
  beginning of period              $  1.000     $  1.000   $  1.000   $    1.000    $    1.000
  Income From
  Investment Activities
  Net investment income               0.035        0.055      0.051        0.052         0.052
  Less Distributions
  Dividends
  (from net investment income)       (0.035)      (0.055)    (0.051)      (0.052)       (0.052)
  Net asset value, end of period   $  1.000     $  1.000   $  1.000   $    1.000    $    1.000
  Total return                         3.60%        5.68%      5.23%        5.33%         5.35%
  Ratios/Supplemental Data
  Net assets, end of period
  (in thousands)                   $186,523     $433,464   $741,561   $1,303,120    $1,884,507
  Ratio of expenses to average
  net assets                           0.45% /a/    0.45%      0.45%        0.45%         0.45%
  Ratio of net investment income       4.03%/a/     5.55%      5.09%        5.18%         5.24%
  to average net assets
 -----------------------------------------------------------------------------------------------


 /a/                                 Annualized.

RUNNING H/F 1


 Table 8  Financial Highlights
                            10/29/93
                            through            Year ended October 31
                            10/31/94
  Limited-Term Bond Fund   ------------ 1995      1996      1997       1998
 --------------------------            ----------------------------------------

  Net asset value,
  beginning of period      $  5.00     $  4.64   $  4.65   $  4.60    $  4.61
  Income From
  Investment Operations
  Net investment income       0.33        0.32      0.30      0.29       0.28
  Net gains or losses on
  securities (both
  realized and
  unrealized)                (0.36)       0.01     (0.05)     0.01       0.08
  Total from investment
  operations                 (0.03)       0.33      0.25      0.30       0.36
  Less Distributions
  Dividends
  (from net investment
  income)                    (0.33)      (0.31)    (0.29)    (0.28)     (0.28)
  Distributions
  (from capital gains)                       -         -         -          -
  Returns of capital                     (0.01)    (0.01)    (0.01)         -
  Total distributions        (0.33)      (0.32)    (0.30)    (0.29)     (0.28)
  Net asset value, end of
  period                   $  4.64     $  4.65   $  4.60   $  4.61    $  4.69
  Total return               (0.71)%      7.36%     5.48%     6.73%      7.97%
  Ratios/Supplemental Data
  Net assets, end of
  period
  (in thousands)           $21,116     $27,004   $25,984   $29,620    $40,904
  Ratio of expenses to
  average net assets          0.55% /a/   0.55%     0.55%     0.55%      0.55%
  Ratio of net investment
  income to average net
  assets                      6.98% /a/   6.85%     6.43%     6.28%      5.96%
  Portfolio turnover rate    296.0% /a/   84.3%    116.1%     74.5%      52.0%
 ------------------------------------------------------------------------------


 /a/                                 Annualized.

T. ROWE PRICE

 Table 8  Financial Highlights
                            10/29/93
                            through            Year ended October 31
                            10/31/94
  GNMA Fund                ------------ 1995      1996      1997       1998
 --------------------------            ----------------------------------------

  Net asset value,
  beginning of period      $ 10.00     $  9.15   $  9.81   $  9.65    $  9.83
  Income From
  Investment Operations
  Net investment income       0.69        0.70      0.67      0.67       0.64
  Net gains or losses on
  securities (both
  realized and
  unrealized)                (0.85)       0.66     (0.16)     0.18       0.04
  Total from investment
  operations                 (0.16)       1.36      0.51      0.85       0.68
  Less Distributions
  Dividends
  (from net investment
  income)                    (0.69)      (0.67)    (0.62)    (0.64)     (0.64)
  Distributions
  (from capital gains)           -           -         -         -          -
  Returns of capital             -       (0.03)    (0.05)    (0.03)         -
  Total distributions        (0.69)      (0.70)    (0.67)    (0.67)     (0.64)
  Net asset value, end of
  period                   $  9.15     $  9.81   $  9.65   $  9.83    $  9.87
  Total return               (1.67)%     15.43%     5.47%     9.17%      7.10%
  Ratios/Supplemental Data
  Net assets, end of
  period
  (in thousands)           $17,184     $22,777   $24,718   $29,530    $46,571
  Ratio of expenses to
  average net assets          0.60% /a/   0.60%     0.60%     0.60%      0.60%
  Ratio of net investment
  income to average net
  assets                      7.31% /a/   7.40%     6.99%     6.91%      6.47%
  Portfolio turnover rate     61.5% /a/  173.8%    136.1%    111.8%      83.8%
 ------------------------------------------------------------------------------



 /a/                                 Annualized.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.


Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$25,000 minimum initial investment

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300


Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

RUNNING H/F 1
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$1,000 minimum purchase; $100 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire

Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds may impose a redemption fee of

T. ROWE PRICE
0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.


Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

For employer-sponsored retirement accounts

T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

/(For //mail via private carriers and overnight services//, see the //Opening / /a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in

RUNNING H/F 1
writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

RUNNING H/F 1
Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($100 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $100 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./

RUNNING H/F 1
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports

Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 ARCO Tower 31st Floor 515 South Flower St. Los Angeles, CA 90071

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No.  811-7093
(LOGO)
C09-040 3/1/99

 PROSPECTUS

March 1, 1999
T. Rowe PriceSummit MunicipalFunds

 Municipal money market and bond funds for investors seeking tax-exempt income.


 These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
(T. ROWE PRICE RAM LOGO)

T. Rowe Price Summit Municipal Funds, Inc.
Prospectus


March 1, 1999


1             ABOUT THE FUNDS
              Fund, Market, and Risk Characteristics      1
              ---------------------------------------------
              Other Information About the Funds           6
              ---------------------------------------------
              Some Basics of Fixed Income Investing      10
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving               12
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                    13
              ---------------------------------------------
              Transaction Procedures and                 16
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUNDS
              Organization and Management                19
              ---------------------------------------------
              Understanding Performance Information      21
              ---------------------------------------------
              Investment Policies and Practices          22
              ---------------------------------------------
              Financial Highlights                       33
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       36
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      36
              ---------------------------------------------
              Purchasing Additional Shares               38
              ---------------------------------------------
              Exchanging and Redeeming                   38
              ---------------------------------------------
              Rights Reserved by the Funds               40
              ---------------------------------------------
              Information About Your Services            40
              ---------------------------------------------
              T. Rowe Price Brokerage                    43
              ---------------------------------------------
              Investment Information                     44
              ---------------------------------------------




 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion for more than seven million individual and institutional investor accounts as of December 31, 1998.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their investment objectives, strategies, and potential risks.


 What is each fund's objective?

   Municipal Money Market Fund The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

   Municipal Intermediate Fund The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation.

   Municipal Income Fund The fund seeks a high level of income exempt from federal income taxes.


 What is each fund's principal investment strategy?

   Municipal Money Market Fund The fund, which is managed to provide a stable share price of $1.00, invests in high-quality municipal securities whose income is expected to be exempt from federal income taxes. The fund's weighted average maturity will not exceed 90 days, and its yield will fluctuate with changes in short-term interest rates.

   In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, if we expect rates to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.


   Municipal Intermediate Fund We will invest at least 65% of total assets in investment-grade tax-exempt securities. There are no maturity limitations on individual securities, but the fund's weighted average effective maturity will normally range between five and 10 years. Targeting effective maturity gives the fund manager additional flexibility. At least 90% of the fund's portfolio will consist of investment-grade tax-exempt securities rated in the four highest credit categories (AAA, AA, A, BBB) by at least one national rating agency or the equivalent from T. Rowe Price when other ratings are not available. To enhance income, we may invest up to 10% of the fund's total assets in below-investment-grade "junk" bonds, including those with the lowest ratings. The fund's income should be higher than the Money Market Fund's, but its share price will vary.

T. ROWE PRICE
   Within this broad structure, investment decisions reflect the manager's outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, the manager may buy longer-term securities to provide higher yield and appreciation potential. And if, for instance, our economic outlook is positive, the manager may take advantage of the 10% "basket" for noninvestment-grade bonds.


   Municipal Income Fund We will invest at least 65% of total assets in long-term, investment-grade tax-exempt bonds rated from AAA to BBB by at least one national rating agency or rated the equivalent by T. Rowe Price if other ratings are not available. To enhance income, we may invest up to 20% of the fund's total assets in noninvestment-grade "junk" bonds. We may buy securities of any maturity, and we expect the fund's weighted average maturity to be 15 years or longer. The fund's income should be higher than the Intermediate Fund's, but its share price should fluctuate more.

  . A significant portion of each fund's assets may be invested in securities subject to the alternative minimum tax.

   The fund manager decides to buy or sell different types of securities based on the same criteria that apply to the Intermediate Fund, except that the average maturities in this fund will be longer and the component of noninvestment-grade bonds may go as high as 20%.

 Table 1  Differences Among Funds
                                                      Credit-Quality                     Expected Share      Expected Average
  Fund                                                Categories              Income     Price Fluctuation   Maturity
                                                     -------------------------------------------------------------------------------
  Municipal Money Market                              Two highest             Lower      Stable              90 days or less
                                                     --------------------------------------------------------------------------
  Municipal Intermediate                              Primarily four          Moderate   Moderate            5 to 10 years
                                                      highest
                                                     --------------------------------------------------------------------------
  Municipal Income                                    Primarily four          Highest    Higher              15+ years
                                                      highest
 -----------------------------------------------------------------------------------------------------------------------------------





   The Intermediate and Income Funds may use derivatives to manage interest rate risk.

   The funds may sell holdings for a variety of reasons, such as to adjust a portfolio's average maturity or quality or to shift assets into higher-yielding securities.

  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   Municipal Money Market Fund Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund hold-

ABOUT THE FUNDS
   ings default or interest rates rise sharply in an unusually short period. In addition, the fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This should be an advantage when interest rates are rising but not when rates are falling. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Municipal Intermediate Fund and Municipal Income Fund These funds are subject to the usual risks of fixed income investing:


  . Interest rate risk This is the decline in bond prices that accompanies a rise in the overall level of interest rates, as shown in Table 5 in this section. It is the major source of risk for investors in these two funds. Because shorter-term bond funds are less sensitive to interest rate increases or decreases than longer-term bond funds, price volatility for the Intermediate Fund is expected to be lower than for the Income Fund. However, by targeting effective maturity, the Intermediate Fund could experience greater volatility than if it focused on a stated maturity or maturity range.

  . Credit risk This is the chance that any of the funds' holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the funds will focus on investment-grade bonds, holdings of medium- and lower-quality securities are more susceptible to adverse economic conditions. The funds' investments in junk bonds should, and some of their BBB securities may also, be regarded as speculative. Finally, adverse developments in a particular state could result in price declines for a fund with significant investments in that state.

  . Political risk This is the risk that a significant restructuring of federal income tax rates, or even serious discussion of the issue in Congress, could cause municipal bond prices to fall. The value of tax-exempt income strongly influences the demand for municipal bonds, and lower tax rates would reduce their advantage.


  . Derivatives risk To the extent the funds use these instruments, they may be exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . The yield of each fund will fluctuate with changing market conditions and interest rate levels. The bond funds' share prices will fluctuate as interest rates change, so when you sell your shares, you may lose money.

T. ROWE PRICE
 How can I tell which fund is most appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The funds can be used to generate income or to diversify a stock portfolio. The higher your tax bracket, the more likely tax-exempt securities are appropriate. If a Summit Municipal Fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or money fund, and you can meet the $25,000 minimum for initial purchases, the funds could be appropriate for you. Use the table entitled Differences Among Funds, which summarizes each fund's main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund is designed to provide principal stability, which makes it a good choice for you if the stability and accessibility of your investment are more important than the opportunity for higher income or total return. However, if you are investing for the highest possible income and can tolerate some price fluctuation, you should consider a longer-term bond fund. The funds are not appropriate for tax-deferred accounts, such as IRAs.

  . The bond funds should not represent your complete investment program or be used for short-term trading purposes.


 How has each fund performed in the past?


   The bar charts and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. Each fund's past performance is no guarantee of its future returns.

   The funds can also experience short-term performance swings, as shown in the following charts by the best and worst calendar quarter returns during the years depicted in the charts.



 SUMMIT Municipal Money
Market Fund Calendar Year
Total Returns
  1994                     2.58%
  1995                     3.56
  1996                     3.22
  1997                     3.39
  1998                     3.22
 -----------------------------------------




                                       Quarter ended     Total return

 Best quarter                         6/30/95                0.93%
 Worst quarter                       3/31/94              0.48%


 SUMMIT Municipal
Intermediate Fund
Calendar Year Total
Returns
  1994               -1.67%
  1995               13.71
  1996               4.68
  1997               8.42
  1998               5.79
 ---------------------------------



                                     Quarter ended     Total return

ABOUT THE FUNDS

 Best quarter                          3/31/95               4.86%
 Worst quarter                       3/31/94                -2.78%


 SUMMIT Municipal Income
Fund Calendar Year Total
Returns
  1994                    -4.68%
  1995                    17.89
  1996                    5.03
  1997                    11.64
  1998                    6.18
 ---------------------------------------



                                       Quarter ended     Total return

 Best quarter                          3/31/95               6.69%
 Worst quarter                       3/31/94                -4.84%


 Table 2  Average Annual Total Returns
                                              Periods ended December 31, 1998
                                      1 year  5 years  Since inception  Inception date
                                      -------------------------------------------------------

  Municipal Money Market Fund         3.22%    3.19%         3.16%         10/29/93
  Lipper Tax-Exempt Money Market      2.92     2.93        2.90 /a/
  Funds Average
                                      --------------------------------------------------
  Municipal Intermediate Fund         5.79%    6.07%         6.21%         10/29/93
  Lehman 7-Year Municipal Bond Index
                                      6.22     5.78        5.78 /a/
  Lipper Intermediate Municipal Debt  5.35                    /a/
  Funds Average
                                      --------------------------------------------------
  Municipal Income Fund               6.18%    6.95%         6.93%         10/29/93
  Lehman Municipal Bond Index
                                      6.48     6.22        6.26 /a/
  Lipper General Municipal Debt       5.32                    /a/
  Funds Average
 --------------------------------------------------------------------------------------------




 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


  /a                             /Since 10/31/93.




 What fees or expenses will I pay?

   The funds are 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

   Each T. Rowe Price Summit Fund has a single, all-inclusive fee covering investment management and operating expenses. This fee will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

 Table 3  Fees and Expenses of the Funds
                                                                                     Annual fund operating expenses

                                                                              (expenses that are deducted from fund assets)

                                                                                                                    Total
                                                                                                                    annual
                                                                                                                     fund
                                                                                                                  operating
                                                                        Management fee                             expenses
                                                                              /a/          Other expenses            /a/


  Municipal Money Market                                                     0.45%              0.00%               0.45%
  Municipal Intermediate                                                     0.50%              0.00%               0.50%
  Municipal Income                                                           0.50%              0.00%               0.50%
 -----------------------------------------------------------------------------------------------------------------------------------

T. ROWE PRICE
 /a/ The management fee includes operating expenses.




   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:


  Fund                                              1 year   3 years   5 years    10 years

  Municipal Money Market                             $46       $144      $252       $567
  Municipal Intermediate                              51        160       280        628
  Municipal Income                                    51        160       280        628
 ------------------------------------------------------------------------------------------




 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 What are the funds' potential rewards?


   The regular income dividends you receive from the funds should be exempt from federal income taxes, and your state may not tax that portion of each fund's income earned on the state's own obligations (if any). Lower expenses enable the funds to pay higher dividends.

  . Municipal Money Market Fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible tax-exempt income available from low-risk, short-term municipal securities.

  . Municipal Intermediate Fund's income level should generally be above that of the money market fund but lower than that of the Municipal Income Fund. Its

ABOUT THE FUNDS
   share price should fluctuate less than that of a long-term bond fund. By focusing on investment-grade securities, the fund's credit risk should be reduced.

  . Municipal Income Fund should provide the highest income of the three funds and also the greatest potential for price appreciation when interest rates fall. By the same token, however, its price will decline the most if rates should rise. Investors in the fund should have a relatively long time horizon to ride out the ups and downs of interest rate cycles.


 How do the Summit Funds achieve their low-cost advantage?

   The advantage reflects their more favorable ratio of expenses to assets. The $25,000 initial purchase requirement means that the average account balance in each Summit Fund is high. Since shareholder recordkeeping costs - a substantial portion of fund expenses - are basically the same for all sizes of accounts, a fund with larger account balances can spread the expenses over more investment dollars, achieving a low overall expense ratio. Expenses are deducted from fund assets before dividends are paid, as explained previously, so lower costs result in higher dividends for Summit Fund shareholders.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on a fund's net asset value.

  . Thorough credit research by our own analysts.

  . Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund's sensitivity to interest rate changes.


 Is there other information I can review before making a decision?


   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.


 Some characteristics of municipal securities


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.

T. ROWE PRICE
 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is tax-free about municipal bonds and bond funds?

   The regular income dividends you receive from the fund should be exempt from regular federal income taxes. In addition, your state may not tax that portion of the fund's income earned on the state's own obligations (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)

  . Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing projects such as airports, stadiums, and student loan programs fall into this category. These bonds carry higher yields than regular municipals. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. The funds will seek to invest a significant portion of their assets in municipals subject to the AMT in order to enhance yield. The portion of income subject to the AMT will be reported annually to shareholders. (Please see Distributions and Taxes - Taxes on Fund Distributions.)

   Additionally, under highly unusual circumstances, the IRS may determine that a bond issued as tax-exempt should in fact be taxable. If a fund were to hold such a bond, the fund could have to distribute taxable income or reclassify as taxable income previously distributed as tax-free.


 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is suitable for me?


   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-exempts will be appropriate. If a municipal fund's tax-exempt yield is higher than the after-tax yield on a taxable bond or

ABOUT THE FUNDS
   money fund, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the yield on a municipal fund, divide the municipal fund's yield by one minus your tax rate. For quick reference, the next table shows a range of taxable-equivalent yields.

 Table 4  Taxable-Equivalent Yields
  If your                                                                       A tax-free yield of
  federal tax                                                          2%     3%     4%     5%     6%      7%
  rate is:                                                                  Equals a taxable yield of:
  28%                                                                 2.8%   4.2%   5.6%   6.9%   8.3%     9.7%
  31%                                                                 2.9    4.3    5.8    7.2    8.7     10.1
  36%                                                                 3.1    4.7    6.2    7.8    9.4     10.9
  39.6%                                                               3.3    5.0    6.6    8.3    9.9     11.6
 ---------------------------------------------------------------------------------------------------------------






 What are the major differences between money market and bond funds?

  . Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  . Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  . Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.



 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is yield the same as total return?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and

T. ROWE PRICE
   can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?


   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities normally use the effective, rather than stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price bond fund shareholder reports show duration.)

ABOUT THE FUNDS
 How is a municipal's price affected by changes in interest rates?


   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 5.


 Table 5  How Interest Rates May Affect Bond Prices
                                  Price per $1,000 of a Municipal Bond if Interest Rates:
  Bond maturity          Coupon     Increase                      Decrease
                                       1%             2%             1%              2%
  1 year          1999   3.00%        $990           $981          $1,010          $1,020
  3 years         2001   3.55          972            945           1,029           1,058
  5 years         2003   3.75          956            914           1,046           1,095
  10 years        2008   4.10          922            852           1,085           1,180
  20 years        2018   4.87          883            784           1,138           1,303
  30 years        2028   4.94          861            749           1,175           1,397
 --------------------------------------------------------------------------------------------



 The table reflects yields on AAA-rated municipals as of December 31, 1998. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price bond fund shares. Amortized cost is used to value money fund securities.


  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

ABOUT YOUR ACCOUNT
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in each fund's best interests, your proceeds may not be sent for up to five business days after we receive your sale or exchange request. If you are exchanging into another fund, your purchase order will be priced at that fund's NAV on the fifth business day after the exchange. If you are exchanging into a bond or money fund, your new investment will not begin to earn dividends until the sixth business day.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of

T. ROWE PRICE
   redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  . Money funds declare income dividends daily to shareholders of record as of 12 noon ET on that day. Wire purchase orders received before 12 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

   Capital gains
  . Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from each fund are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year. For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.

   If a fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income that should be included in your AMT calculation, if any, will be reported to you in January.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

ABOUT YOUR ACCOUNT
   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For new accounts or those opened by exchange in 1983 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, you will be sent Form 1099-DIV indicating the tax status of any capital gain distributions made to you. This information will also be reported to the IRS. A fund's capital gain distributions are generally taxable to you for the year in which they were paid. Dividends are expected to be tax-exempt.


   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   A portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent each fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. There-

T. ROWE PRICE
   fore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions


   Holds on immediate redemptions: 10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions

   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opin-

ABOUT YOUR ACCOUNT
   ion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).

  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

  . If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $10,000. If your balance is below $10,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

T. ROWE PRICE
 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The T. Rowe Price Summit Municipal Funds, Inc. (the "corporation") was incorporated in Maryland in 1993 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

   Currently, the corporation consists of three series: the Summit Municipal Money Market Fund, the Summit Municipal Intermediate Fund, and the Summit Municipal Income Fund, each of which represents a separate class of shares and has different objectives and investment policies. Each of the Summit Funds was established in 1993.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE
 Who runs the funds?

   General Oversight

   The corporation is governed by a Board of Directors that meets regularly to review each fund's investments, performance, expenses, and other business affairs. The Board elects the corporation's officers. The policy of the corporation is that a majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. The Investment Advisory Committees comprise the following members:

  . Municipal Money Market Fund  Patrice Berchtenbreiter Ely, Chairman, Jeremy
   N. Baker, Patricia S. Deford, Joseph K. Lynagh, and Mary J. Miller. Ms. Berchtenbreiter Ely joined T. Rowe Price in 1972 and has been managing investments since 1986.

  . Municipal Intermediate Fund  Charles B. Hill, Chairman, Janet G. Albright,
   Patricia S. Deford, Konstantine B. Mallas, Mary J. Miller, Julie A. Salsbery, and Arthur S. Varnado. Mr. Hill joined T. Rowe Price in 1991 and has been managing investments since 1986.


  . Municipal Income Fund  Konstantine B. Mallas, Chairman, Janet G. Albright,
   Patricia S. Deford, Charles B. Hill, Alan D. Levenson, Hugh D. McGuirk, Mary
   J. Miller, William T. Reynolds, William F. Snider, Arthur S. Varnado, and C. Stephen Wolfe II. Mr. Mallas joined T. Rowe Price in 1987 and has been trading municipal bonds since 1991.

   The Management Fee

   Each fund pays T. Rowe Price an annual all-inclusive fee based on its average daily net assets. The funds calculate and accrue the fee daily. The fees for the funds for their most recent fiscal years were 0.45% for the Money Fund and 0.50% for the Intermediate and Income Funds.

MORE ABOUT THE FUNDS
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in Insights articles; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the given period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   For bond funds, the advertised or Securities and Exchange Commission (SEC) yield is found by determining the net income per share (as defined by the SEC) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

T. ROWE PRICE
   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, the bond funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the funds' investment programs, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help each fund achieve its objective.


 Types of Portfolio Securities


   In seeking to meet its investment objective, each fund may invest in any type of municipal security or instrument whose investment characteristics are consistent with its investment program. For the bond funds, but not the money fund,

MORE ABOUT THE FUNDS
   these investments may include potentially high-risk derivatives (described in this section). The following pages describe various types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by each fund. These limitations do not apply to a fund's purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   Operating policy (money fund only) Except as permitted by Rule 2a-7 under the Investment Company Act of 1940, the money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees. Additionally, the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the funds may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  . In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds and Taxable Securities
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

T. ROWE PRICE
   Operating policy Each fund may invest without limit in bonds subject to the AMT.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the funds may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   In addition to general obligation and revenue bonds, the funds' investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the funds may be forced to hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  . Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  . T. Rowe Price periodically reviews the credit quality of the insurer.

  . Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

MORE ABOUT THE FUNDS
   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the funds. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

  . Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Private Placements
   Each fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy Each bond fund may invest up to 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.

   High-Yield, High-Risk Investing (bond funds)
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn, or rising interest rates, could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.


   Operating policy The Intermediate and Income Funds may invest up to 10% and 20%, respectively, of total assets in below-investment-grade bonds, including those with the lowest rating.

T. ROWE PRICE
   Synthetic or Derivative Securities

  . Derivatives A derivative is a financial instrument whose value is derived from an underlying security, such as a stock or bond, or from a market benchmark such as an interest rate index. Many types of investments representing a wide range of potential risks and rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as stripped mortgage securities and structured notes. Investment managers have used derivatives for many years.

   We invest in derivatives only if the expected risks and rewards are consistent with each fund's objective, policies, and overall risk profile described in this prospectus. We use derivatives in situations where they may enable each fund to increase yield, hedge against a decline in principal, invest in other asset classes more efficiently and at a lower cost, or adjust duration.


   The bond funds will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolios to be more volatile than 1) an intermediate-term investment-grade bond for the Intermediate Fund; or, 2) a long-term investment-grade bond for the Income Fund.

  . Residual Interest Bonds (bond funds) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

   Operating policy Each bond fund may invest up to 10% of its total assets in residual interest bonds.


  . Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter. There is no limit on the amount that the funds can invest in these securities.

MORE ABOUT THE FUNDS
  . Embedded Interest Rate Swaps and Caps (bond funds) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect a fund's total return.

   Operating policy Each bond fund may invest up to 10% of its total assets in embedded interest rate swaps and caps.

   Municipal Warrants (bond funds)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond funds might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Each bond fund may invest up to 2% of its total assets in municipal warrants.


 Types of Management Practices

   Reserve Position (bond funds)

   Each fund will hold a portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's reserve position can consist of shares of one or more
   T. Rowe Price internal money market funds as well as short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates. For temporary, defensive purposes, each fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective.

T. ROWE PRICE
   When-Issued Securities (all funds) and Forwards (bond funds)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15 - 45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. Each fund does not earn interest on when-issued and forward securities until settlement, and the value of the securities may fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond funds)

   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; as a cash management tool; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes may equal up to 5% of a bond fund's net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. Each fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond funds)

   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held.

MORE ABOUT THE FUNDS
   Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent capital gains are distributed. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 6.

 Table 6  Portfolio Turnover Rates
  Fund                              1996      1997      1998
  Summit Municipal Intermediate     72.9%     53.8%     22.2%
                                   ------------------------------
  Summit Municipal Income           56.7      35.7      48.1
 ---------------------------------------------------------------------



   Sector Concentration

   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be hospital bonds or securities of a single state.

   Operating policy Each fund may invest up to 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's on the basis of the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. Other things being equal, lower-rated bonds have higher yields due to greater risk. High-yield bonds, also called "junk" bonds, are those rated below BBB.

T. ROWE PRICE

   Table 7 shows the rating scale used by the major rating agencies, and Table 8 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings but emphasizes its own credit analysis when selecting investments.

 Table 7  Ratings of Municipal Debt Securities
                                                                                                                                  <S
                                                                         Moody's         Standard
                                                                         Investors       & Poor's           Fitch
                                                                         Service, Inc.   Corporation        IBCA, Inc.             D
  Long Term                                                              Aaa             AAA                AAA                    H
                                                                                                                                   q
                                                                        ------------------------------------------------------------
                                                                         Aa              AA                 AA                     H
                                                                                                                                   q
                                                                        ------------------------------------------------------------
                                                                                                                                   U
                                                                         A               A                  A                      m
                                                                                                                                   g
                                                                        ------------------------------------------------------------
                                                                         Baa             BBB                BBB                    M
                                                                                                                                   g
                                                                        ------------------------------------------------------------
                                                                         Ba              BB                 BB                     S
                                                                        ------------------------------------------------------------
                                                                         B               B                  B                      H
                                                                                                                                   s
                                                                        ------------------------------------------------------------
                                                                                                                                   V
                                                                         Caa             CCC, CC            CCC, CC                t
                                                                                                                                   d
                                                                        ------------------------------------------------------------
                                                                                                                                   D
                                                                         Ca              C                  C                      i
                                                                                                                                   i
                                                                        ------------------------------------------------------------
                                                                                                                                   P
                                                                                                                                   i
                                                                         C               D                  DDD, DD, D             d

                                                                         Moody's                            S&P
  Short Term                                                             MIG1/VMIG1      Best quality       SP1+   Very strong
                                                                                                            SP1    quality
                                                                                                                   Strong grade



                                                                        ------------------------------------------------------------
                                                                         MIG2/VMIG2      High quality       SP2    Satisfactory
                                                                                                                   grade

                                                                        ------------------------------------------------------------
                                                                         MIG3/VMIG3      Favorable quality


                                                                        ------------------------------------------------------------
                                                                         MIG4/VMIG4      Adequate quality
                                                                        ------------------------------------------------------------
                                                                         SG              Speculative        SP3    Speculative grade
                                                                                         quality

                                                                        ------------------------------------------------------------
  Commercial                                                             P-1             Superior quality   A-1+   Extremely strong
  Paper                                                                                                     A-1    quality
                                                                                                                   Strong quality



                                                                        ------------------------------------------------------------
                                                                         P-2             Strong quality     A-2    Satisfactory
                                                                                                                   quality

                                                                        ------------------------------------------------------------
                                                                         P-3             Acceptable         A-3    Adequate quality
                                                                                         quality            B      Speculative
                                                                                                            C      quality
                                                                                                                   Doubtful quality


 -----------------------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS

 Table 8  Explanation of Quality Ratings
                                         Bond
                                         Rating    Explanation
  Moody's Investors                      Aaa       Highest quality, smallest degree of
  Service, Inc.                                    investment risk.
                                        -----------------------------------------------------
                                         Aa        High quality; together with Aaa bonds,
                                                   they compose the high-grade bond group.
                                        -----------------------------------------------------
                                         A         Upper-medium-grade obligations; many
                                                   favorable investment attributes.
                                        -----------------------------------------------------
                                         Baa       Medium-grade obligations; neither highly
                                                   protected nor poorly secured. Interest
                                                   and principal appear adequate for the
                                                   present, but certain protective elements
                                                   may be lacking or may be unreliable over
                                                   any great length of time.
                                        -----------------------------------------------------
                                         Ba        More uncertain with speculative
                                                   elements. Protection of interest and
                                                   principal payments not well safeguarded
                                                   in good and bad times.
                                        -----------------------------------------------------
                                         B         Lack characteristics of desirable
                                                   investment; potentially low assurance of
                                                   timely interest and principal payments
                                                   or maintenance of other contract terms
                                                   over time.
                                        -----------------------------------------------------
                                         Caa       Poor standing, may be in default;
                                                   elements of danger with respect to
                                                   principal or interest payments.
                                        -----------------------------------------------------
                                         Ca        Speculative in high degree; could be in
                                                   default or have other marked
                                                   shortcomings.
                                        -----------------------------------------------------
                                         C         Lowest rated. Extremely poor prospects
                                                   of ever attaining investment standing.
                                        -----------------------------------------------------
  Standard & Poor's                      AAA       Highest rating; extremely strong
  Corporation                                      capacity to pay principal and interest.
                                        -----------------------------------------------------
                                         AA        High quality; very strong capacity to
                                                   pay principal and interest.
                                        -----------------------------------------------------
                                         A         Strong capacity to pay principal and
                                                   interest; somewhat more susceptible to
                                                   the adverse effects of changing
                                                   circumstances and economic conditions.
                                        -----------------------------------------------------
                                         BBB       Adequate capacity to pay principal and
                                                   interest; normally exhibit adequate
                                                   protection parameters, but adverse
                                                   economic conditions or changing
                                                   circumstances more likely to lead to
                                                   weakened capacity to pay principal and
                                                   interest than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB, B,    Predominantly speculative with respect
                                         CCC, CC   to the issuer's capacity to meet
                                                   required interest and principal
                                                   payments. BB - lowest degree of
                                                   speculation;
                                                   CC - the highest degree of speculation.
                                                   Quality and protective characteristics
                                                   outweighed by large uncertainties or
                                                   major risk exposure to adverse
                                                   conditions.
                                        -----------------------------------------------------
                                         D         In default.
                                        -----------------------------------------------------
  Fitch IBCA, Inc.                       AAA       Highest quality; obligor has
                                                   exceptionally strong ability to pay
                                                   interest and repay principal, which is
                                                   unlikely to be affected by reasonably
                                                   foreseeable events.
                                        -----------------------------------------------------
                                         AA        Very high quality; obligor's ability to
                                                   pay interest and repay principal is very
                                                   strong. Because bonds rated in the AAA
                                                   and AA categories are not significantly
                                                   vulnerable to foreseeable future
                                                   developments, short-term debt of these
                                                   issuers is generally rated F-1+.
                                        -----------------------------------------------------
                                         A         High quality; obligor's ability to pay
                                                   interest and repay principal is
                                                   considered to be strong, but may be more
                                                   vulnerable to adverse changes in
                                                   economic conditions and circumstances
                                                   than higher-rated bonds.
                                        -----------------------------------------------------
                                         BBB       Satisfactory credit quality; obligor's
                                                   ability to pay interest and repay
                                                   principal is considered adequate.
                                                   Unfavorable changes in economic
                                                   conditions and circumstances are more
                                                   likely to adversely affect these bonds
                                                   and impair timely payment. The
                                                   likelihood that the ratings of these
                                                   bonds will fall below investment grade
                                                   is higher than for higher-rated bonds.
                                        -----------------------------------------------------
                                         BB,       Not investment grade; predominantly
                                         CCC,      speculative with respect to the issuer's
                                         CC, C     capacity to repay interest and repay
                                                   principal in accordance with the terms
                                                   of the obligation for bond issues not in
                                                   default. BB is the least speculative. C
                                                   is the most speculative.
 -------------------------------------------------------------------------------------------------

T. ROWE PRICE
 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.


   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.

MORE ABOUT THE FUNDS
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 9, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.


 Table 9  Financial Highlights

                          10/29/93
                          through             Year ended October 31
                          10/31/94
  Municipal Money        ------------ 1995      1996       1997        1998
  Market                             ------------------------------------------
 ------------------------

  Net asset value,
  beginning of period    $ 1.000     $ 1.000   $ 1.000   $  1.000    $  1.000
  Income From
  Investment Activities
  Net investment income    0.023       0.035     0.032      0.033       0.032
  Less Distributions
  Dividends
  (from net investment
  income)                 (0.023)     (0.035)   (0.032)    (0.033)     (0.032)
  Net asset value, end
  of period              $ 1.000     $ 1.000   $ 1.000   $  1.000    $  1.000
  Total return              2.35%       3.53%     3.28%      3.37%       3.27%
  Ratios/Supplemental Data
  Net assets, end of
  period
  (in thousands)         $42,592     $77,958   $96,264   $140,557    $170,924
  Ratio of expenses to
  average net assets        0.45% /a/   0.45%     0.45%      0.45%       0.45%
  Ratio of net
  investment income to      2.56%/a/    3.48%     3.23%      3.31%       3.23%
  average net assets
 ------------------------------------------------------------------------------


 /a/                                 Annualized.

T. ROWE PRICE


 Table 9  Financial Highlights
                            10/29/93
                            through            Year ended October 31
                            10/31/94
  Municipal Intermediate   ------------ 1995      1996      1997       1998
 --------------------------            ----------------------------------------

  Net asset value,
  beginning of period      $ 10.00     $  9.59   $ 10.17   $ 10.22    $ 10.51
  Income From
  Investment Operations
  Net investment income       0.43        0.48      0.48      0.49       0.48
  Net gains or losses on
  securities (both
  realized and
  unrealized)                (0.41)       0.58      0.05      0.29       0.23
  Total from investment
  operations                  0.02        1.06      0.53      0.78       0.71
  Less Distributions
  Dividends
  (from net investment
  income)                    (0.43)      (0.48)    (0.48)    (0.49)     (0.48)
  Distributions
  (from capital gains)           -           -         -         -      (0.04)
  Returns of capital             -           -         -         -          -
  Total distributions        (0.43)      (0.48)    (0.48)    (0.49)     (0.52)
  Net asset value, end of
  period                   $  9.59     $ 10.17   $ 10.22   $ 10.51    $ 10.70
  Total return                0.18%      11.39%     5.39%     7.78%      6.89%
  Ratios/Supplemental Data
  Net assets, end of
  period
  (in thousands)           $13,309     $22,145   $29,175   $46,906    $75,928
  Ratio of expenses to
  average net assets          0.50% /a/   0.50%     0.50%     0.50%      0.50%
  Ratio of net investment
  income to average net
  assets                      4.50% /a/   4.93%     4.77%     4.67%      4.51%
  Portfolio turnover rate    157.5% /a/   86.1%     72.9%     53.8%      22.2%
 ------------------------------------------------------------------------------


 /a/                                 Annualized.

MORE ABOUT THE FUNDS

 Table 9  Financial Highlights
                            10/29/93
                            through            Year ended October 31
                            10/31/94
  Municipal Income         ------------ 1995      1996      1997       1998
 --------------------------            ----------------------------------------

  Net asset value,
  beginning of period      $10.00      $  9.08   $  9.84   $  9.97    $ 10.44
  Income From
  Investment Operations
  Net investment income      0.50         0.54      0.54      0.55       0.51
  Net gains or losses on
  securities (both
  realized and
  unrealized)               (0.92)        0.76      0.13      0.47       0.35
  Total from investment
  operations                (0.42)        1.30      0.67      1.02       0.86
  Less Distributions
  Dividends
  (from net investment
  income)                   (0.50)       (0.54)    (0.54)    (0.55)     (0.51)
  Distributions
  (from capital gains)          -            -         -         -          -
  Returns of capital            -            -         -         -          -
  Total distributions       (0.50)       (0.54)    (0.54)    (0.55)     (0.51)
  Net asset value, end of
  period                   $ 9.08      $  9.84   $  9.97   $ 10.44    $ 10.79
  Total return              (4.38)%      14.68%     7.04%    10.54%      8.44%
  Ratios/Supplemental Data
  Net assets, end of
  period
  (in thousands)           $6,453      $11,108   $15,909   $29,102    $65,958
  Ratio of expenses to
  average net assets         0.50% /a/    0.50%     0.50%     0.50%      0.50%
  Ratio of net investment
  income to average net
  assets                     5.23% /a/    5.68%     5.51%     5.38%      4.82%
  Portfolio turnover rate   161.1% /a/    73.7%     56.7%     35.7%      48.1%
 ------------------------------------------------------------------------------



 /a/                                 Annualized.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.


Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

 Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$25,000 minimum initial investment

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts.


Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

MORE ABOUT THE FUNDS

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$1,000 minimum purchase; $100 minimum for Automatic Asset Builder and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire

Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.


Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.) Some of the
T. Rowe Price funds

INVESTING WITH T. ROWE PRICE
may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.


Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

By Mail

For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Boulevard Owings Mills, MD 21117

T. ROWE PRICE
 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
Each fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.


In an effort to protect each fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.




 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

INVESTING WITH T. ROWE PRICE
Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com

After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

T. ROWE PRICE
By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($100 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $100 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720

This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services

You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service.

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports

Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com


Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 ARCO Tower 31st Floor 515 South Flower St. Los Angeles, CA 90071

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
This prospectus contains information you should know before investing. Please keep it for future reference.
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-7095
(LOGO)
C10-040 3/1/99

 STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is March 1, 1999.



         T. ROWE PRICE SUMMIT FUNDS, INC.
              T. Rowe Price Summit Cash Reserves Fund
              T. Rowe Price Summit Limited-Term Bond Fund
              T. Rowe Price Summit GNMA Fund
         T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
              T. Rowe Price Summit Municipal Money Market Fund
              T. Rowe Price Summit Municipal Intermediate-Term Fund
              T. Rowe Price Summit Municipal Income Fund

______________________________________________________________________________

   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660

   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated March 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each Fund's financial statements for the year ended October 31, 1998, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C09-042 3/1/99

                              TABLE OF CONTENTS
                              -----------------
                            Page                                           Page
                            ----                                           ----
Capital Stock                 60       Portfolio Management Practices        24
----------------------------------     ----------------------------------------
Code of Ethics                48       Portfolio Transactions                48
----------------------------------     ----------------------------------------
Custodian                     47       Pricing of Securities                 53
----------------------------------     ----------------------------------------
Distributor for the Funds     47       Principal Holders of Securities       46
----------------------------------     ----------------------------------------
Dividends and                 55       Ratings of Commercial Paper           62
Distributions
----------------------------------     ----------------------------------------
Federal Registration of       61       Ratings of Corporate Debt             62
Shares                                 Securities
----------------------------------     ----------------------------------------
Independent Accountants       61       Ratings of Municipal Debt             62
                                       Securities
----------------------------------     ----------------------------------------
Investment Management         46       Ratings of Municipal Notes and        66
Services                               Variable Rate Securities
----------------------------------     ----------------------------------------
Investment Objectives and      2       Risk Factors for Summit Income         3
Policies                               Funds
----------------------------------     ----------------------------------------
Investment Performance        58       Risk Factors for Summit                5
                                       Municipal Funds
----------------------------------     ----------------------------------------
Investment Program             8       Shareholder Services                  48
----------------------------------     ----------------------------------------
Investment Restrictions       40       Tax-Exempt vs. Taxable Yields         57
----------------------------------     ----------------------------------------
Legal Counsel                 61       Tax Status                            55
----------------------------------     ----------------------------------------
Management of the Funds       42       Yield Information                     56
----------------------------------     ----------------------------------------
Net Asset Value Per Share     54
----------------------------------     ----------------------------------------





 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.


   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

 RISK FACTORS FOR SUMMIT INCOME FUNDS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   Cash Reserves Fund


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Directors. In addition, the Fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the Fund is not guaranteed or insured, and its yield is not fixed. While the Fund invests in high-grade money market instruments, investment in the Fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

   Limited-Term Bond Fund

   Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. There is risk in all investment. The Fund is designed for the investor who seeks to participate in a diversified portfolio of short- and intermediate-term investment grade bonds and other debt securities (up to 10% of which may be below investment grade) which provide a higher rate of income than a money market fund and less risk of capital fluctuation than a portfolio of long-term debt securities. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results.

   GNMA Fund

   The Fund may or may not be suitable or appropriate for all investors. The Fund is designed for investors seeking the highest current income and credit protection available from investment in securities which are backed by the full faith and credit of the U.S. government and other securities rated within the highest two credit categories established by a nationally recognized public rating agency, or, if unrated, of equivalent quality as determined by T. Rowe Price. Consistent with a long-term financial investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve these results.

   Because they consist of underlying mortgages, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the Fund to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the Fund. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the Fund. T. Rowe Price will actively manage the Fund's portfolio in an attempt to reduce the risk associated with investment in mortgage-backed securities.


                                Debt Obligations


   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Funds, the procedures set forth in Rule 2a-7, under the 1940 Act, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.

   Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events in 1995 and 1996, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the Funds. However, it is very likely default by the U.S. would result in losses to the Funds.

   Mortgage Securities--All Funds except Cash Reserves Fund
   Mortgage-backed securities differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., the Fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the Fund when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the Fund to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security. Conversely, the Fund may realize a gain on prepayments of mortgage pools trading at a discount. Such prepayments will provide an early return of principal which may then be reinvested at the then higher prevailing interest rate.

   The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

   Limited-Term Bond Fund

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 RISK FACTORS FOR SUMMIT MUNICIPAL FUNDS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.


                              Municipal Securities

   The Funds are designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Funds are not appropriate for qualified retirement plans where income is already tax deferred.


   Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the Funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

   The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

   Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Funds and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

   Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

   Municipal Bond Insurance All of the Funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, non-governmental insurance company.

   There are two types of insured securities that may be purchased by the Funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve
   -------------------
   the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

   The Funds may also purchase bonds that carry secondary insurance purchased by
                                                -------------------
   an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Funds may, on occasion, purchase secondary insurance on their own behalf.

   Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

   Municipal Money Market Fund


   The Money Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the 1940 Act. Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the Fund's Board of Directors. In addition, the Fund may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

   There can be no assurance that the Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price of the Fund is not guaranteed or insured, and its yield is not fixed. While the Fund invests in high-grade money market instruments, investment in the Fund is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the Fund's portfolio investments, and a decline in interest rates could increase the value.

   The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the fund varies: the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Intermediate and Income Funds

   Because of their investment policies, the Intermediate and Income Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in long-term funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Intermediate and Income Funds' investment programs permit the purchase of investment-grade securities that do not meet the high-quality standards of the Money Funds. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yield from such securities normally exceeds those obtainable from higher-quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher-quality investments. The value of the portfolio securities of the Intermediate and Income Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. These Funds are also not intended to provide a vehicle for short-term trading purposes.


                                Debt Obligations


   Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issue. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio debt securities, and a decline in interest rates will generally increase the value of portfolio debt securities. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Funds, the procedures set forth in Rule 2a-7, under the 1940 Act, may require the prompt sale of any such security. For the other Funds, neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors, determines whether the unrated security is of a quality comparable to that which the Fund is allowed to purchase.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------
   All Summit Income Funds


                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. In accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

  . Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.


                             Money Market Securities

   The money market securities that the Funds may invest in are generally limited to those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof. However, the Cash Reserves Fund will only purchase these securities if they are payable in U.S. dollars.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the 1940 Act.

  . First Tier Money Market Securities Defined At least 95% of the Cash Reserves
   Fund's total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the Fund's Board of Directors.


                             Asset-Backed Securities

   Each fund may invest a portion of its assets in debt obligations known as asset-backed securities.

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of

   Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

  . Methods of Allocating Cash Flows While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See "Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

   Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.

  . Types of Credit Support Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties "external credit enhancement", through various means of structuring the transaction "internal credit enhancement" or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been "over collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

  . Automobile Receivable Securities The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

   Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

  . Credit Card Receivable Securities The Fund may invest in asset-backed securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been Pass-Through Certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying account during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

   Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

  . Other Assets Asset-backed securities backed by assets other than those described above, including, but not limited to, small-business loans and accounts receivable, equipment leases, commercial real estate loans, boat loans and manufacturing housing loans. The Fund may invest in such securities in the future if such investment is otherwise consistent with its investment objective and policies.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% (10% for Cash Reserves) of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.


   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% (10% for Cash Reserves) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.


                           Mortgage-Related Securities

   Limited-Term Bond and GNMA Funds

   Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi--

   Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.


  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

   The staff of the SEC has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed rate mortgages may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors. The Fund's Board of Directors has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The

   Fund will treat nongovernment-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC staff modifies its position.

  . Adjustable Rate Mortgage Securities ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. The ARM securities in which the Fund expects to invest will generally adjust their interest rates at regular intervals of one year or less. ARM securities are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  . Characteristics of Adjustable Rate Mortgage Securities The interest rates paid on the mortgages underlying ARM securities are reset at regular intervals by adding an interest rate margin to a specified interest rate index. There are three main categories of indices: those based on U.S. Treasury securities such as the constant maturity treasury rate (CMT); those derived from a calculated measure such as a cost of funds index (COFI) or a moving average of mortgage rates; and those based on certain actively traded or prominent short-term rates such as the LIBOR. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in interest rate levels. Others, such as COFI, tend to lag behind changes in market rate levels but reset monthly, thus tending to be somewhat less volatile. Such a delay in adjusting to changes in interest rates may cause securities owned by the fund to increase or decrease in value, particularly during periods between interest adjustment dates.

   ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate to the residential borrower may move up or down, respectively, each adjustment period and over the life of the loan. Interest rate caps on ARM securities may cause them to decrease in value in an increasing interest rate environment. Such caps may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARM securities may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by the acceleration of prepayments.

   Mortgage securities generally have a maximum maturity of up to 30 years. However due to the adjustable rate feature of ARM securities, their prices are considered to have volatility characteristics which approximate the average period of time until the next adjustment of the interest rate. As a result, the principal volatility of ARM securities may be more comparable to short- and intermediate-term securities than to longer term fixed rate mortgage securities. Prepayments however, will increase their principal volatility. See also the discussion of Mortgage-Backed Securities.

  . Other Mortgage-Related Securities The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the Fund's objective, policies and quality standards, consider making investments in such new types of securities.

   Limited-Term Bond and GNMA Funds


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.


   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

   All Summit Municipal Funds


                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                              Municipal Securities

   Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, each Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of each Fund's assets invested in any particular type of municipal security can be expected to vary.

   The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax.

   Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.


                                 Municipal Notes

   Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  . Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

  . Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

  . Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  . Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital need or as short-term financing in anticipation of longer-term financing.

  . Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

  . General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to Fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  . Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

   Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve Fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve Fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  . Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve Fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

   The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
   (5) the rating assigned to the obligation by an established rating agency or
   T. Rowe Price.

  . Pre-refunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U. S. Treasury securities.

  . Private Activity Bonds Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

   The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  . Industrial Development Bonds Industrial development bonds are considered
   Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


                           Adjustable Rate Securities

   Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment. In accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take the following forms:

  . Variable Rate Securities A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value which approximates its amortized cost. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A variable rate instrument the principal amount of which is scheduled to be paid in more than 397 calendar days and which is subject to a demand feature which entitles the purchaser to receive the principal amount of the underlying security or securities, either
   (i) at any time upon notice of no more than 30 days, or (ii) at specified intervals not exceeding 397 calendar days and upon no more than 30 days' notice ("Demand Feature"), is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A government security that is a variable rate security where the variable rate is readjusted no less frequently than every 762 calendar days is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  . Floating Rate Securities A floating rate security provides for the adjustment of its interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. A floating rate security, the principal amount of which must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a Demand Feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A government security that is a floating rate security is deemed to have a remaining maturity of one day.

  . Put Option Bonds Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

  . Participation Interests The Funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Funds in connection with the arrangement.

   In the case of longer-term bonds, the Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

   The Funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Funds holds participation interests is exempt from federal income tax to the Funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.


                             When-Issued Securities

   New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash, high-grade marketable debt securities or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a Fund upon notice to its shareholders.


                  Investment in Taxable Money Market Securities

   Although the Funds expect to be solely invested in municipal securities, for temporary defensive purposes they may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

  . Determination of Maturity of Money Market Securities The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money market securities. In determining the maturity of money market securities, Funds will follow the provisions of Rule 2a-7 under the 1940 Act.

   Intermediate and Income Funds

  . Residual Interest Bonds are a type of high-risk derivative. The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, seven- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

   Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  . Embedded Interest Rate Swaps and Caps In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate, short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates. Both instruments may be volatile and of limited liquidity, and their use may adversely affect the Fund's total return. Each Fund will not invest more than 5% of its total assets in these instruments.

   The Funds may invest in other types of derivative instruments as they become available.

   For the purpose of the Funds' investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Funds' investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of Funds for the payment of principal and interest on such securities.

   There are, of course, other types of securities that are, or may become available, which are similar to the foregoing and the Funds may invest in these securities.

   Intermediate and Income Funds


                                    Forwards

   The Funds may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------
   All Funds


                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending


   The Fund is a party to an exemptive order received from the SEC on December 8, 1998, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   Each Fund may enter into repurchase agreements through which investors (such as the Fund) purchases a security (the "underlying security") from a well-established securities dealer or a bank which is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved
   list.   At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. Each Fund will only enter into repurchase agreements where (i) (A) Cash Reserves Fund--the underlying securities are
                            ------------------
   either U.S. government securities or securities that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the requisite number of NRSROs (as required by Rule 2a-7 under the 1940 Act) and otherwise are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly (however, the underlying securities will either be U.S. government securities or securities which, at the time the repurchase agreement is entered into, are rated in the highest rating category by public rating agencies), (B) Limited-Term and GNMA Funds--the underlying securities are of the type
   ---------------------------
   (excluding maturity limitations) which each Fund's investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions.")

   Limited-Term Bond and GNMA Funds


                              Money Market Reserves

   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and

   GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.


                                     Options

   Options are a type of potentially high-risk derivative.

   Limited-Term Bond and GNMA Funds


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

   The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.


   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Intermediate and Income Funds

   The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Funds' prospectus and Statement of Additional Information when and if the Funds decide to invest in options.


                           Interest Rate Transactions

   Limited-Term Bond and GNMA Funds

   The Funds may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic securities, or to structure transactions designed for other non-speculative purposes.

   Interest rate swaps involve the exchange by the Funds with third parties of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the Funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the Funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Funds counterparties would pay the Funds' amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the Funds would receive in respect of floating rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

   The Funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the Funds' custodian. If the Funds enter into an interest rate swap on other than a net basis, the Funds would maintain an account in the full amount accrued on a daily basis of the Funds' obligations with respect to the swap. To the extent the Funds sells (i.e., writes) caps and floors, it will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Funds' obligations with respect to any caps or floors. The Funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relative liquid. The Funds may enter into interest rate swaps only with respect to positions held in its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other parties to interest rate swaps default, the Funds' risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expects to achieve an acceptable degree of correlation between its right to receive interest on loan interests and its right and obligation to receive and pay interest pursuant to interest rate swaps.

   The aggregate purchase price of caps and floor held by the Funds may not exceed 10% of the Funds' total assets. The Funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   Limited-Term Bond and GNMA Funds

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Intermediate and Income Funds

   The Fund may enter into futures contracts. Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a Fund's exposure to the market.

   The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   All Funds (other than the Money Funds)

   Regulatory Limitations
   If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

   Intermediate and Income Funds

   It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the Fund reserves the right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The Fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.

   All Funds (other than the Money Funds)


               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

   Limited-Term Bond and GNMA Funds


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.

   Intermediate and Income Funds


                          Options on Futures Contracts

   The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate, and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

   The Fund may purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Funds will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

   Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   From time to time a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other
   T. Rowe Price Funds in a fair and non-discriminatory manner.

   All Funds (other than the Money Funds)


          Special Risks of Transactions in Options on Futures Contracts


   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the Fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

   In the event no such market exists for a particular contract in which the Fund maintains a position, in the case of a written option, the Fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The Fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

   In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that the movements in the price of options on futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

   The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

   General Considerations Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

   Limited-Term Bond Fund


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   Third, the Fund may use forward contracts when the Fund wishes to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument-the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Limited-Term Bond and GNMA Funds

   The discussion herein may refer to transactions in which the GNMA Fund does not engage. The Fund's prospectus sets forth the types of transactions permissible for the Fund.

   The Fund may enter into certain options, futures, and forward foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

   Transactions that are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

   Intermediate and Income Funds

   Although the Fund invests almost exclusively in securities that generate income that is exempt from federal income taxes, the Fund may enter into certain option, futures, and foreign exchange contracts, including options and futures on currencies, which will be treated as Section 1256 contracts or straddles that are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

   Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Gains or losses recognized from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-- money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.

   All Funds


 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that the Funds (other than the Municipal Money Market and Cash Reserves Money Funds) may enter into futures contracts and options thereon;

   (3) Industry Concentration Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act;

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program; or

   All Summit Municipal Funds


   (10) Equity Securities Purchase equity securities, or securities convertible into equity securities.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (1), the Cash Reserves and the Municipal Money Market Funds have no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

   All Summit Municipal Funds

       For purposes of investment restriction (5), the Fund will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

   All Funds


                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Cash Reserves and Municipal Money Market Funds) of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; (ii) securities of the Reserve Investment or Government Reserve Investment Funds; or (iii) in the case of the Money Funds, only securities of other money market funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 10% (for the Summit Income Funds) or 2% (for the Summit Municipal Funds) of the value of the net assets of the Fund would be invested in warrants.


                                      NOTES

       With respect to investment restriction (5), the Funds have no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.

   All Funds

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                              Independent Directors


   CALVIN W. BURNETT, PH.D., 3/16/32, President, Coppin State College; Director, Maryland Chamber of Commerce and Provident Bank of Maryland; Former President, Baltimore Area Council Boy Scouts of

   America; Vice President, Board of Directors, The Walters Art Gallery;
   Address: 2500 West North Avenue, Baltimore, Maryland 21216

   ANTHONY W. DEERING, 1/28/45, Director, Chairman of the Board, President and Chief Operating Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer; Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

   F. PIERCE LINAWEAVER, 8/22/34, President, F. Pierce Linaweaver & Associates, Inc.; Consulting Environmental & Civil Engineer(s); formerly Executive Vice President, EA Engineering, Science, and Technology, Inc., and President, EA Engineering, Inc., Baltimore, Maryland; Address: Green Spring Station, 2360 West Joppa Road, Suite 224, Lutherville, Maryland 21093

   JOHN G. SCHREIBER, 10/21/46, President, Schreiber Investments, Inc., a real estate investment company; Director, AMLI Residential Properties Trust and Urban Shopping Centers, Inc.; Partner, Blackstone Real Estate Partners, L.P.; Director and formerly Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045


                            Inside Directors/Officers




  * WILLIAM T. REYNOLDS, 5/26/48, Chairman of the Board -Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board and Managing Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst


   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   All Summit Income Funds




   EDWARD A. WIESE, 4/12/59, President -Vice President, T. Rowe Price, Price-Fleming, and T. Rowe Price Trust Company




   CONNICE A. BAVELY, 3/5/51, Executive Vice President -Vice President and Senior Portfolio Manager, T. Rowe Price; formerly founding partner and Senior Vice President of Atlantic Asset Management Partners, LLC; Special Partner and Portfolio Manager at Weiss Peck and Greer




   PATRICE BERCHTENBREITER ELY, 1/13/53, Vice President -Vice President, T. Rowe Price




   DEBORAH L. BOYER, 1/2/68, Vice President -Assistant Vice President, T. Rowe Price; formerly Assistant Vice President and Government Bond Trader for First Chicago NBD Corporation




   STEVEN G. BROOKS, 8/5/54, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   BRIAN E. BURNS, 10/6/60, Vice President -Assistant Vice President, T. Rowe Price




   ROBERT P. CAMPBELL, 1/31/56, Vice President -Vice President, T. Rowe Price and Price-Fleming




   PATRICK S. CASSIDY, 8/27/64, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   DEBRA R. DIES, 5/12/71, Vice President -Credit Analyst, T. Rowe Price; formerly employed at J.P. Morgan Securities




   CHARLES B. HILL, 9/22/61, Vice President -Vice President, T. Rowe Price




   HEATHER R. LANDON, 7/8/54, Vice President -Vice President, T. Rowe Price and
   T. Rowe Price Trust Company




   JAMES M. MCDONALD, 9/29/49, Vice President -Vice President, T. Rowe Price



   CHERYL A. MICKEL, 1/11/67, Vice President -Assistant Vice President, T. Rowe Price




   EDMUND M. NOTZON, 10/1/45, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst




   JOAN R. POTEE, 11/23/47, Vice President -Vice President, T. Rowe Price




   THEODORE E. ROBSON, 2/10/65, Vice President -Assistant Vice President, T. Rowe Price




   ROBERT M. RUBINO, 8/2/53, Vice President -Vice President, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price





   VIRGINIA A. STIRLING, 9/5/51, Vice President -Vice President, T. Rowe Price





   SUSAN G. TROLL, 8/27/66, Vice President -Vice President and Analyst, T. Rowe Price; formerly Vice President at Merrill Lynch Asset Management; Certified Public Accountant




   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price




   GWENDOLYN G. WAGNER, 4/12/57, Vice President -Vice President and Economist,
   T. Rowe Price; Chartered Financial Analyst

   All Summit Municipal Funds




   MARY J. MILLER, 7/19/55, President -Managing Director, T. Rowe Price




   PATRICE BERCHTENBREITER ELY, 1/13/53, Executive Vice President -Vice President, T. Rowe Price




   CHARLES B. HILL, 9/22/61, Executive Vice President -Vice President, T. Rowe Price



   JANET G. ALBRIGHT, 3/31/57, Vice President -Vice President, T. Rowe Price



   JEREMY N. BAKER, 2/27/68, Vice President -Employee, T. Rowe Price



   PATRICIA S. DEFORD, 9/29/57, Vice President -Vice President, T. Rowe Price



   JOSEPH K. LYNAGH, 6/9/58, Vice President -Assistant Vice President, T. Rowe Price



   KONSTANTINE B. MALLAS, 5/26/63, Vice President -Assistant Vice President, T. Rowe Price



   HUGH D. MCGUIRK, 7/6/60, Vice President -Assistant Vice President, T. Rowe Price




   EDWARD T. SCHNEIDER, 9/19/59, Vice President -Vice President, T. Rowe Price




   WILLIAM F. SNIDER, 9/16/69, Vice President -Vice President, T. Rowe Price



   C. STEPHEN WOLFE II, 4/5/59, Vice President -Vice President, T. Rowe Price



   JULIE A. SALSBERY, 4/29/70, Assistant Vice President -Fixed Income Trader, T. Rowe Price; (1997) formerly assistant portfolio manager/trader at Wainwright Asset Management

                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.

Name of Person,                         Aggregate Compensation from Fund(a)           Total Compensation from Fund and
Position                                                            -------           Fund Complex Paid to Directors(b)
--------------------------------------                                                ---------------------------------
                                        ------------------------------------
Cash Reserves Fund
                                                                                   $
Robert P. Black, Director                                                      1,486                            $65,000
Calvin W. Burnett, Ph.D., Director                                             3,050                            65,000
Anthony W. Deering, Director                                                   1,871                            81,000
F. Pierce Linaweaver, Director                                                 3,050                            66,000
John G. Schreiber, Director                                                    3,050                            65,000
-------------------------------------------------------------------------------------------------------------------------
Limited-Term Bond Fund
Robert P. Black, Director                                                       $600                            $65,000
Calvin W. Burnett, Ph.D., Director                                             1,169                            65,000
Anthony W. Deering, Director                                                   1,145                            81,000
F. Pierce Linaweaver, Director                                                 1,169                            66,000
John G. Schreiber, Director                                                    1,169                            65,000
-------------------------------------------------------------------------------------------------------------------------
GNMA Fund
Robert P. Black, Director                                                       $602                            $65,000
Calvin W. Burnett, Ph.D., Director                                            1,174                             65,000
Anthony W. Deering, Director                                                  1,144                             81,000
F. Pierce Linaweaver, Director                                                1,174                             66,000
John G. Schreiber, Director                                                   1,174                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund
Robert P. Black, Director                                                       $708                            $65,000
Calvin W. Burnett, Ph.D., Director                                            1,324                             65,000
Anthony W. Deering, Director                                                  1,210                             81,000
F. Pierce Linaweaver, Director                                                1,324                             66,000
John G. Schreiber, Director                                                   1,324                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Intermediate-Term Fund
Robert P. Black, Director                                                       $624                            $65,000
Calvin W. Burnett, Ph.D., Director                                            1,206                             65,000
Anthony W. Deering, Director                                                  1,157                             81,000
F. Pierce Linaweaver, Director                                                1,206                             66,000
John G. Schreiber, Director                                                   1,206                             65,000
-------------------------------------------------------------------------------------------------------------------------
Municipal Income Fund
Robert P. Black, Director                                                       $609                            $65,000
Calvin W. Burnett, Ph.D., Director                                            1,186                             65,000
Anthony W. Deering, Director                                                  1,149                             81,000
F. Pierce Linaweaver, Director                                                1,186                             66,000
John G. Schreiber, Director                                                   1,186                             65,000
-------------------------------------------------------------------------------------------------------------------------


 (a) Amounts in this column are based on accrued compensation from November 1, 1997 to October 31, 1998.


 (b) Amounts in this column are based on compensation received from January 1, 1998, to December 31, 1998. The T. Rowe Price complex included 87 funds as of December 31, 1998.

 (c) Mr. Black retired from his position with the Funds in April 1998.

   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors, has been authorized by its respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

   As of January 29, 1999, no shareholder beneficially owned more than 5% of the outstanding shares of the Fund.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   Management Fee
   Each Fund pays T. Rowe Price an annual all-inclusive fee (the "Fee") as follows:

Cash Reserves                                                            0.45%
Limited-Term Bond                                                        0.55
GNMA                                                                     0.60
Municipal Money Market                                                   0.45
Municipal Intermediate                                                   0.50
Municipal Income                                                         0.50


   The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The Management Agreement between each Fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each Fund's operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale or lending of the Fund's portfolio securities, directors' fees and expenses (including counsel fees and expenses) and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its obligation to provide indemnification to its officers, directors and agents. However, the Board of Directors for the Funds reserves the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by T. Rowe Price under the management agreement. The Board does not anticipate levying such charges; such a fee, if charged, may be retained by the Fund or paid to T. Rowe Price.

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund during the last three years:

                       Fund                              1998            1997             1996
                       ----                              ----            ----             ----
Cash Reserves                                         $5,366,000      $4,707,000       $2,670,000
Limited-Term Bond                                         10,000         149,000          144,000
GNMA                                                      47,000         161,000          138,000
Municipal Money Market                                   485,000         520,000          379,000
Municipal Intermediate                                   127,000         185,000          127,000
Municipal Income                                          47,000         103,000           68,000




 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling Fund shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by
   T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.



 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, the Summit Municipal Funds are authorized to maintain certain of its securities, in particular, variable rate demand note, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank and the Limited-Term Fund have entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved by the Fund's Board of Directors in accordance with regulations under the 1940 Act. The Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

   All Funds


 SHAREHOLDER SERVICES
 -------------------------------------------------------------------------------

   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202 and both subsidiaries are paid fees for their services.

   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.



 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of fixed income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Fund.


                      How Brokers and Dealers Are Selected

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid

   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.


                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders.
   T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

   Limited-Term Bond Fund


                  Transactions With Related Brokers and Dealers


   As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that T. Rowe Price will often place orders for the Fund's portfolio transactions with broker-dealers through the trading desks of certain affiliates of Robert Fleming Holdings Limited ("Robert Fleming"), an affiliate of Price-Fleming. Robert Fleming, through Copthall Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is 50% owned by Robert Fleming and 50% owned by Jardine Matheson Holdings Limited ("Jardine Matheson"). Subject to regulatory approvals, Flemings expects to acquire Jardine Matheson's half interest in Jardine Fleming during the first half of 1999. Upon completion of this transaction, Flemings will own 100% of Jardine Fleming. The affiliates through whose trading desks such orders may be placed include Fleming Investment Management Limited ("FIM"), and Robert Fleming & Co. Limited ("RF&Co."). FIM and RF&Co. are wholly owned subsidiaries of Robert Fleming. These trading desks will operate under strict instructions from the Fund's portfolio manager with respect to the terms of such transactions. Neither Robert Fleming, JFG, nor their affiliates will receive any commission, fee, or other remuneration for the use of their trading desks, although orders for a Fund's portfolio transactions may be placed with affiliates of Robert Fleming and JFG who may receive a commission.

   The Board of Directors of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
   Section 17(e) of the 1940 Act, the Board of Directors of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.

   The above-referenced authorization was made in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder which require the Funds' independent Directors to approve the procedures under which brokerage allocation to affiliates is to be made and to monitor such allocations on a continuing basis. It is not expected that any portion of the commissions, fees, brokerage, or similar payments received by the affiliates of Robert Fleming in such transactions will be recaptured by the Funds. The Directors have reviewed and from time to time may continue to review whether other recapture opportunities are legally permissible and available and, if they appear to be, determine whether it would be advisable for a Fund to seek to take advantage of them.

                                      Other

   The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended October 31, 1998, 1997, and 1996 are:

                                   Fund                                           1998             1997              1996
                                   ----                                           ----             ----              ----
Cash Reserves                                                                $13,039,528,000  $10,202,905,000   $8,713,465,000
Limited-Term Bond                                                                 40,310,000      226,508,000      316,943,000
GNMA                                                                              76,167,000      194,894,000      132,397,000
Municipal Money Market                                                           758,579,000      549,381,000      462,623,000
Municipal Intermediate                                                           142,492,000      126,762,000       93,274,000
Municipal Income                                                                 176,797,000       61,353,000       45,122,000




   The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended October 31, 1998, 1997, and 1996 are:

                                  Fund                                         1998             1997              1996
                                  ----                                         ----             ----              ----
Cash Reserves                                                             $13,039,528,000  $10,202,905,000   $8,713,465,000
Limited-Term Bond                                                              37,838,000      225,918,000      316,368,000
GNMA                                                                           76,167,000      194,894,000      132,397,000
Municipal Money Market                                                        750,702,000      549,381,000      462,623,000
Municipal Intermediate                                                        128,977,000      114,808,000       86,347,000
Municipal Income                                                              142,293,000       50,664,000       37,486,000




   The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended October 31, 1998, 1997, and 1996 are:

                                   Fund                                           1998            1997            1996
                                   ----                                           ----            ----            ----
Cash Reserves                                                                          --              --              --
Limited-Term Bond                                                             $ 2,472,000     $   590,000      $  575,000
GNMA                                                                                   --              --              --
Municipal Money Market                                                          7,877,000              --              --
Municipal Intermediate                                                         13,515,000      11,954,000       6,927,000
Municipal Income                                                               34,504,000      10,689,000       7,636,000




   The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended October 31, 1998, 1997, and 1996 are:

                  Fund                          1998           1997            1996
                  ----                          ----           ----            ----
Cash Reserves                                       --             --              --
Limited-Term Bond                             $ 12,000        $ 2,000         $ 3,000
GNMA                                                --             --              --
Municipal Money Market                              --             --              --
Municipal Intermediate                          87,000         29,000          40,000
Municipal Income                               199,000         50,000          51,000

   The percentage of total portfolio transactions placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Fund, or in some cases, to the Fund for the fiscal years ended October 31, 1998, 1997, and 1996 are:

                           Fund                                 1998          1997           1996
                           ----                                 ----          ----           ----
Cash Reserves                                                   87%           83%            95%
Limited-Term Bond                                               88            59             78
GNMA                                                            98            65             84
Municipal Money Market                                          --            --             --
Municipal Intermediate                                          --            --             --
Municipal Income                                                --            --             --




   The portfolio turnover rates for the Fund (if applicable) for the fiscal years ended October 31, 1998, 1997, and 1996 were:

                      Fund                           1998         1997           1996
                      ----                           ----         ----           ----
Limited-Term Bond                                    52.0%         74.5%         116.1%
GNMA                                                 83.8         111.8          136.1
Municipal Intermediate                               22.2          53.8           72.9
Municipal Income                                     48.1          35.7           56.7




 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   All Funds except Cash Reserves and Municipal Money Market Funds

   Fixed income securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. (For the Limited-Term and GNMA Funds) Domestic securities with remaining maturities less than one year are stated at fair value which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

   There are a number of pricing services available, and the Board of Directors, on the basis of an ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or part.

   Securities or other assets for which the above valuation procedures are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors.

   Limited-Term Bond Fund

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Cash Reserves and Municipal Money Market Funds
   Securities are valued at amortized cost.


         Maintenance of Money Fund's Net Asset Value Per Share at $1.00

   It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

   (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

   (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share,
       (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

   (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7; and

   (d) The Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

   Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.



 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
   (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------
   Unless you elect otherwise, dividends and capital gain distributions, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days, although the exact timing is subject to change.



 TAX STATUS
 -------------------------------------------------------------------------------

   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   All Summit Income Funds

   A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   All Summit Municipal Funds

   Generally, dividends paid by the Funds are not eligible for the dividends-received deduction applicable to corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders, and 98% of capital gains (as of October 31) in order to avoid a federal excise tax, and 100% of capital gains (as of its tax year-end) to avoid federal income tax.

   All Funds

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   Limited-Term Bond Fund


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

   To the extent the Limited-Term Bond Fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.



 YIELD INFORMATION
 -------------------------------------------------------------------------------
   Cash Reserves and Municipal Money Market Funds
   The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period than multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

   Limited-Term Bond, Municipal Intermediate-Term, and Municipal Income Funds
   An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the SEC. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. If applicable, a taxable-equivalent yield is calculated by dividing this yield by one minus the effective federal, state, and/or city or local income tax rates. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

   GNMA Fund


   In conformity with regulations of the SEC, an income factor is calculated for each security in the portfolio based upon the security's coupon rate. The income factors are then adjusted for any gains or losses which have resulted from prepayments of principal during the period. The income factors are then totalled for all securities in the portfolio. Next, expenses of the Fund for the period, net of expected reimbursements, are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

   The yield of each Fund calculated under the above-described methods for the month ended October 31, 1998, was:

              Fund                         Yield
              ----                         -----
Cash Reserves                      5.16% (7-day yield)
Limited-Term Bond                  5.31
GNMA                               5.83
Municipal Money Market             2.93    (7-day yield)
Municipal Intermediate             3.92
Municipal Income                   4.41




   The taxable equivalent yields for the municipal Funds for the same period based on federal income tax brackets of 28% and 31% are shown below:

                                                                          Federal Income Tax Bracket
                               Fund                                       -28%-------------------31%
                               ----                                        ---                   ---
Municipal Money Market                                                     4.07%                 4.25%
Municipal Intermediate                                                     5.44                  5.68
Municipal Income                                                           6.13                  6.39




   All Summit Municipal Funds


 TAX-EXEMPT VS. TAXABLE YIELDS
 -------------------------------------------------------------------------------
   From time to time, a Fund may also illustrate the effect of tax-equivalent yields using information such as that set forth below:


Your Taxable Income(1999)(a)                        A Tax-Exempt Yield Of:(c)
                                                       2%        3%        4%      5%      6%
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:
-----------------------------------------------------------------------------------------------
                                   $
                                 25,
                                   7
                                  51
                                  -$
                                   6
                                   2
                                  ,4
                                   5
 $43,051-$104,050                  0  28.0%           2.78      4.17      5.56    6.94   8.33
                                   6
                                   2
                                  ,4
                                   5
                                   1
                                   -
                                   1
                                  30
                                   ,
                                  25
  104,051-158,550                  0  31.0            2.90      4.35      5.80    7.25   8.70
                                   1
                                  30
                                   ,
                                  25
                                   1
                                   -
                                   2
                                  83
                                   ,
                                   1
  158,551-283,150                 50  36.0            3.13      4.69      6.25    7.81   9.38
                                   2
                                   8
                                   3
                                   ,
                                   1
                                  51
283,151 and above          and above  39.6            3.31      4.97      6.62    8.28   9.93
                                                    A Tax-Exempt Yield Of:
Your Taxable Income(1999)(a)
                                                                                    1
                                                       7         8         9        0
                                                       %         %         %        %
                                      Federal Tax        Is Equivalent to a
  Joint Return       Single Return      Rates(b)         Taxable Yield of:

-----------------------------------------------------------------------------------------------
                                   $
                                 25,
                                   7
                                  51
                                  -$
                                   6
                                   2
                                  ,4
                                   5
 $43,051-$104,050                  0  28.0%           9.72     11.11     12.50    13.89
                                   6
                                   2
                                  ,4
                                   5
                                   1
                                   -
                                   1
                                  30
                                   ,
                                  25
  104,051-158,550                  0  31.0           10.14     11.59     13.04    14.49
                                   1
                                  30
                                   ,
                                  25
                                   1
                                   -
                                   2
                                  83
                                   ,
                                   1
  158,551-283,150                 50  36.0           10.94     12.50     14.06    15.63
                                   2
                                   8
                                   3
                                   ,
                                   1
283,151 and above                 51  39.6           11.59     13.25     14.90    16.56
                           and above
                                      ---------------------------------------------------------

 (a) Net amount subject to federal income tax after deductions and exemptions.


 (b) Marginal rates may vary depending on family size and nature and amount of itemized deductions.



 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

              Cumulative Performance Percentage Change
                          1 Yr.     3 Yrs.     % Since     Inception
         Fund             -----     ------     -------     ---------
         ----             Ended      Ended    Inception       Date
                          -----      -----    ---------       ----
                        10/31/98   10/31/98    10/31/98
                        --------   --------    --------
Cash Reserves             5.35%     16.76%      27.84%      10/29/93
Limited-Term Bond         7.97      21.56       29.57       10/29/93
GNMA                      7.10      23.32       39.97       10/29/93
Municipal Money Market    3.27      10.26       16.84       10/29/93
Municipal Intermediate    6.89      21.42       35.50       10/29/93
Municipal Income          8.44      28.31       40.71       10/29/93
----------------------------------------------------------------------

              Average Annual Compound Rates of Return
                          1 Yr.     3 Yrs.     % Since     Inception
         Fund             -----     ------     -------     ---------
         ----             Ended      Ended    Inception       Date
                          -----      -----    ---------       ----
                        10/31/98   10/31/98    10/31/98
                        --------   --------    --------
Cash Reserves             5.35%      5.30%      5.03%       10/29/93
Limited-Term Bond         7.97       6.72       5.31        10/29/93
GNMA                      7.10       7.24       6.95        10/29/93
Municipal Money Market    3.27       3.31       3.16        10/29/93
Municipal Intermediate    6.89       6.68       6.26        10/29/93
Municipal Income          8.44       8.66       7.06        10/29/93
----------------------------------------------------------------------




                         Outside Sources of Information


   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and
   (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications


   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits


   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.



 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the 1940 Act.



 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.


   The financial statements of the Funds for the year ended October 31, 1998, and the report of independent accountants are included in each Fund's Annual Report for the year ended October 31, 1998. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the year ended October 31, 1998, are incorporated into this Statement of Additional Information by reference:

                          ANNUAL REPORT REFERENCES:

                                           CASH        LIMITED-TERMGNMA
                                           RESERVES            --------
                                           --------    BOND
                                                       ----
Report of Independent Accountants              41          41          41
Statement of Net Assets, October 31, 1998    17-23       24-29       30-32
Statement of Operations, year ended
October 31, 1998                               33          33          33
Statement of Changes in Net Assets, years
ended
October 31, 1998 and October 31, 1997          34          35          36
Notes to Financial Statements, October
31, 1998                                     37-40       37-40       37-40
Financial Highlights                           14          15          16



                                          MONEY MARKET  INTERMEDIATE  INCOME
                                          ------------  ------------  ------
Report of Independent Accountants              56            56          56
Statement of Net Assets, October 31,
1998                                         18-27         28-37        38-50
Statement of Operations, year ended
October 31, 1998                               51            51          51
Statement of Changes in Net Assets,
years ended
October 31, 1998 and October 31, 1997          52            52          52
Notes to Financial Statements, October
31, 1998                                     53-55         53-55        53-55
Financial Highlights                           15            16          17

 RATINGS OF COMMERCIAL PAPER
 -------------------------------------------------------------------------------
   All Summit Income Funds

   Moody's Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning rating are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

   Standard & Poor's Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A1, A2, or A3.

   Fitch IBCA, Inc. Fitch 1-Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2-Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

   All Summit Municipal Funds

   Moody's Investors Services, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

   Standard & Poor's Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

   All Summit Income Funds


 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                        Moody's Investors Services, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad.

   The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

   All Summit Municipal Funds


 RATINGS OF MUNICIPAL DEBT SECURITIES
 -------------------------------------------------------------------------------

                        Moody's Investors Services, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.

                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

 RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES
 -------------------------------------------------------------------------------
   Moody's Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality but there is specific risk.

   Standard & Poor's Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

   Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5 weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.




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